UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 15, 2014

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (972) 490-9600

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Letter Agreement
Ashford Hospitality Limited Partnership, a Delaware limited partnership (“Buyer”) and a subsidiary of Ashford Hospitality Trust, Inc., executed a Letter Agreement (the “Agreement”) dated December 14, 2014, with PRISA III Investments, LLC, a Delaware limited liability company (“Seller”). The Agreement was approved by the investment committee of Prudential Real Estate Investors, the investment manager of Seller, and fully executed and delivered to Buyer on December 15, 2014. Pursuant to the Agreement, Buyer agrees to purchase and Seller agrees to sell (the “Transaction”) all of Seller’s right, title and interest in and to its approximately 28.26% interest in PIM Highland Holding LLC (“Company”). Prior to the consummation of the Transaction, Buyer owned approximately 71.74% of the Company and Seller owned approximately 28.26% of the Company. After the consummation of the Transaction, Buyer will own 100% of the Company. The terms of the Agreement will govern the Transaction.
The material terms of the Agreement are summarized below, which summary is qualified in its entirety by the actual Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.
Interest Purchased. Buyer will purchase and Seller will sell all of Seller’s approximately 28.26% interest in the Company (the “Interest”).
Purchase Price. The purchase price for the interest will be $250,055,126.00.
Closing. The closing of the Transaction will occur no later than March 30, 2015. Buyer is required to give Seller at least five days advance written notice of the closing date.
Costs. Costs related to closing the transaction will be allocated between the Buyer and Seller in accordance with the terms of the Company’s limited liability company agreement.
Termination. Buyer may terminate the Agreement by written notice to Seller if Buyer is unable to refinance the existing indebtedness of the Company and its subsidiaries.
Condition. Seller’s obligations under the Agreement are conditioned upon Seller obtaining approval of the Agreement and the Transaction by the investment committee of Prudential Real Estate Investors.
ITEM 7.01     REGULATION FD DISCLOSURE
A copy of the press release announcing the signing of the definitive agreement is furnished as Exhibit 99.1 to this Form 8-K.
The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
10.1	Letter Agreement dated December 14, 2014, between PRISA III Investments, LLC, a Delaware limited liability company and Ashford Hospitality Limited Partnership, a Delaware limited partnership
99.1	Press Release of the Company, dated December 19, 2014, furnished under Item 7.01, announcing the signing of the definitive agreement.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2014

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel